UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2018 (October 12, 2018)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

This Current Report on Form 8-K of CurAegis Technologies, Inc. (the "Company”) reports the October 12, 2018 investment made by Richard A. Kaplan, the Company’s Chief Executive Officer and a director.

The Company is currently offering up to $2.5 million in non-interest bearing Senior Convertible Promissory Notes and Warrants (the "JULY 2018 Convertible Notes”) in a private placement. During the period from July 24, 2018 to October 12, 2018, the Company issued $575,000 aggregate principal amount of JULY 2018 Convertible Notes, and warrants to purchase 350,00 shares of common stock in connection with the JULY 2018 Convertible Notes.

On October 12, 2018, Mr. Kaplan, purchased $50,000 principal amount of the JULY 2018 Convertible Notes and received the corresponding warrants.

The JULY 2018 Convertible Notes and Warrants are included in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities. The descriptions of the JULY 2018 Convertible Notes, the warrants, and the securities purchase agreement pursuant to which the JULY 2018 Convertible Notes are offered, are qualified in their entirety by reference to Exhibits 4.1, 4.2, and 4.3 hereto, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

4.1

Form of JULY 2018 Securities Purchase Agreement dated July 24, 2018 (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on August 7, 2018).

4.2	Form of JULY 2018 Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on August 7, 2018).

4.3	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.3 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q field with the SEC on August 7, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

October 16, 2018	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer